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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-09161 and 333-11869) of Workgroup Technology Corporation of our report dated April 18, 2001 relating to the financial statements, which appears in this Form 10-K.





PricewaterhouseCoopers LLP
Boston, Massachusetts
May 31, 2001